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GreenPoint Manufactured Housing
Contract Trust
Pass Through
Certificates
Series 1999-4
Investor Number 51999091


Determination Date:         12-Jan-00
Remittance Date A-1         18-Jan-00
Remittance Date A-2         20-Jan-00
Month End Date:             31-Dec-99

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
     (a)      Class A-1 Distribution Amount                                                              938,520.86
     (b)      Class A-1 Distribution Principal                                                           636,959.24
                          Scheduled Payments of Principal                                 80,059.32
                          Partial Prepayments                                             15,757.15
                          Scheduled Principal Balance Principal Prepayment in Full       405,300.23
                          Scheduled Principal Balance Liquidated Contracts               135,842.54
                          Scheduled Principal Balance Repurchases                              0.00

     (c)      Class A-1 Interest Distribution                                                            301,561.62
              Class A-1 Interest Shortfall                                                                     0.00

     (d)      Class A-1 Remaining Certificate Balance                                                 46,649,310.28


     (e)      Class A-2 Distribution Amount                                                              297,083.33
     (f)      Class A-2 Distribution Principal                                                                 0.00
                          Scheduled Payments of Principal                                      0.00
                          Partial Prepayments                                                  0.00
                          Scheduled Principal Balance Principal Prepayment in Full             0.00
                          Scheduled Principal Balance Liquidated Contracts                     0.00
                          Scheduled Principal Balance Repurchases                              0.00

     (g)      Class A-2 Interest Distribution                                                            297,083.33
              Class A-2 Interest Shortfall                                                                     0.00

     (h)      Class A-2 Remaining Certificate Balance                                                 50,000,000.00

     (i)      Class A-1 Pass Through Rate                                                                  6.752500%
              Class A-2 Pass Through Rate                                                                  6.900000%
              Class A-2 Holdover Amount                                                                        0.00

     (j)      Monthly Servicing Fee                                                                       81,071.89

     (k)      Delinquency                                                       # of Contracts       Prin. Balance
                                                                                --------------       -------------

                          a)  Loans 31 to 59 days delinquent                   40                      1,582,021.88
                          b)  Loans 60 to 89 days delinquent                    8                        271,103.74
                          c)  Loans delinquent 90 or more days                 10                        338,353.63
                                                                           ------                    --------------
                                                                               58                      2,191,479.25
                                                                           ======                    ==============


     (l)      Repurchased Contracts                                        Number                     Repurchase
                                                                                                      ----------
                                                                                                        Price
                                                                           ------                       -----
              (see attached schedule)                    Total Repurchases      0                              0.00
                                                                           ======                   ===============


     (m)      Repossessions or Foreclosures                                Number                    Actual Balance
                                                                           ------                    --------------
                                                         BOP Repossessions     13                       $443,673.01
                                                        Plus Repossessions      7                        251,141.86
                                                                this Month
                                                         Less Liquidations     (4)                     ($136,393.79)
                                                                           ------                   ---------------
                                                         EOP Repossessions     16                       $558,421.08
                                                                           ======                   ===============

     (n)      Enhancement Payment                                                                              0.00

     (o)      Monthly Advance                                                                              5,302.56
              Outstanding Amount Advanced                                                                  5,302.56

     (p)      Deposit to Special Account/Distribution to Class R Certificateholders                           $0.00

     (q)      Amount Distributed to Class R Certificateholders                                                 0.00

     (r)      Net Weighted Average Contract Rate                                                               9.84%

     (s)      Number of Manufactured Homes currently held due to repossession                                    16
              Principal balance of Manufactured Homes currently held                                     558,421.08

     (t)      Pool Principal Balance Percentage                                                           96.663741%

     (u)      Aggregate Deficiency Amounts                                                                     0.00
              Servicer Deficiency Amounts received                                                             0.00

     (v)      Additional Items

     (w)      Class A-1 Net Funds Carryover Amount                                                             0.00
              Class A-2 Net Funds Carryover Amount                                                             0.00
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